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                       THIRD AMENDMENT TO CREDIT AGREEMENT

                            Dated as of June 19, 2001

                                     Between

                                 LILY CUPS INC.
                                   as Borrower

                                       and

                      GENERAL ELECTRIC CAPITAL CANADA INC.
                                    as Lender



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                                TABLE OF CONTENTS


RECITALS.......................................................................1

Section 1 - INTERPRETATION.....................................................1
         1.1    Definitions....................................................1
         1.2    Incorporation into Existing Credit Agreement...................1

Section 2 - REPRESENTATIONS AND WARRANTIES.....................................1
         2.1    Representations and Warranties.................................1

Section 3 - AMENDMENTS TO ANNEX A OF THE EXISTING CREDIT AGREEMENT -
DEFINITIONS....................................................................2
         3.1    Amended Definitions............................................2
         3.2    Additional Definitions.........................................3

Section 4 - AMENDMENT TO SECTION 1 OF THE EXISTING CREDIT AGREEMENT - AMOUNT AND
TERMS OF CREDIT................................................................3
         4.1    Amendment to Section 1.1(2)(b) - Term Loan.....................3
         4.2    Amendment to Section 1.5 - Interest and Applicable Margins.....4
         4.3    Amendment to Section 1.9 - Fees................................5

Section 5 - AMENDMENT TO ANNEX G (SECTION 6.9) TO CREDIT AGREEMENT - FINANCIAL
COVENANTS......................................................................5
         5.1    Amendment of Paragraph (1) - Maximum Capital Expenditures......5
         5.2    Amendment of Paragraph (2) - Minimum Fixed Charge Coverage
                Ratio..........................................................6

Section 6 - conditions precedent...............................................6
         6.1    Effective Third Amendment......................................6

Section 7 - POST CLOSING MATTERS...............................................7
         7.1    Searches in Respect of Borrower and the Mortgaged Property.....7

Section 8 - MISCELLANEOUS......................................................7
         8.1    Amendment of Existing Credit Agreement; Reaffirmation of Loan
                Documents......................................................7
         8.2    Reservation of Rights and Remedies.............................7
         8.3    Severability...................................................7
         8.4    Parties........................................................8
         8.5    A Loan Document................................................8
         8.6    Credit Agreement...............................................8
         8.7    Section Titles.................................................8
         8.8    Governing Law..................................................8
         8.9    Time of the Essence............................................9
         8.10   Counterparts...................................................9
                                      (i)
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                       THIRD AMENDMENT TO CREDIT AGREEMENT

   THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of June 19, 2001 (this "Third Amendment"), between LILY CUPS INC., an Ontario corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CANADA INC., a Canada corporation, as Lender.


RECITALS

A. Borrower and Lender are parties to a Credit Agreement dated as of June 15, 1998, as amended by a First Amendment to Credit Agreement (the "First Amendment") dated as of June 28, 1999 and a Second Amendment to Credit Agreement (the "Second Amendment") dated as of November 15, 1999 (collectively, the "Existing Credit Agreement").

B. Borrower has requested that Lender increase each of the Revolving Term Loan Commitment and the Term Loan Commitment by Five Million Dollars ($5,000,000) and extend the Commitment Termination Date to June 15, 2004.

C. Lender has agreed to Borrower's request upon the terms and subject to the conditions set forth in this Third Amendment.

FOR VALUE RECEIVED, the parties agree as follows:


Section 1 - INTERPRETATION

1.1      Definitions

         In addition to the defined terms appearing above, capitalized terms used in this Third Amendment have (unless otherwise provided elsewhere in this Third Amendment) the meanings given to them in the Existing Credit Agreement and the term "Effective Date" has the meaning given to that term in Section 0 of this Third Amendment.

1.2      Incorporation into Existing Credit Agreement

         The Existing Credit Agreement and this Third Amendment shall be read together and shall have the effect as if all the provisions of such agreements were contained in one instrument.


Section 2 - REPRESENTATIONS AND WARRANTIES

2.1      Representations and Warranties

         Borrower makes the following representations and warranties to Lender, each and all of which shall survive the execution and delivery of this Third
Amendment:
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(1)      each representation and warranty of Borrower contained in each Loan
Document is true and correct in all material respects on and as of the Effective Date except to the extent that any such representation or warranty relates solely to an earlier date and except for changes therein expressly permitted or contemplated by any Loan Document;

(2) the execution, delivery and performance by Borrower of this Third Amendment are (a) within Borrower's corporate power; (b) have been duly authorized by all necessary corporate and shareholder action; (c) are not in contravention of any provision of Borrower's constating documents or by-laws;
(d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound; (f) do not result in the creation or imposition of any lien upon any of the property of Borrower;
and (g) do not require the consent or approval of any Governmental Authority or any other Person;

(3) this Third Amendment has been duly executed and delivered by Borrower and each of this Third Amendment and the Existing Credit Agreement, as amended by this Third Amendment, constitutes a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms; and

(4) after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing.


Section 3 - AMENDMENTS TO ANNEX A OF THE EXISTING CREDIT AGREEMENT - DEFINITIONS

3.1      Amended Definitions

         On and after the Effective Date, the definitions of "Commitments", "Commitment Termination Date", "Revolving Loan Commitment" and "Term Loan Commitment", contained in Annex A of the Existing Credit Agreement, are amended as follows:

(1)      the definition of "Commitments" is amended and restated as follows:

         "(31) Commitments shall mean the aggregate of the Revolving Loan Commitment and the Term Loan Commitment, which aggregate commitment shall be Twenty Million Dollars ($20,000,000) on the Closing Date and Thirty Million Dollars ($30,000,000) on June 19, 2001, as such Commitments may be reduced, amortized or adjusted from time to time in accordance with the Agreement."

(2) paragraph (a) of the definition of "Commitment Termination Date" is amended and restated as follows:

         "June 15, 2004"
                                       2
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(3)      the definition of "Revolving Loan Commitment" is amended and restated
as follows:

         "(113) Revolving Loan Commitment shall mean the commitment of Lender to make Revolving Credit Advances, which commitment shall be Ten Million Dollars ($10,000,000) on the Closing Date, and Fifteen Million Dollars ($15,000,000) on June 19, 2001; and, provided that no Default or Event of Default has occurred and is continuing, such commitment shall be increased by an amount equal to the principal amount of the Term Loan that Borrower prepays or repays from time to time, as such amount may be further adjusted, if at all, from time to time in accordance with the Agreement. For greater certainty, at no time shall the sum of the Revolving Loan Commitment and the Term Loan Commitment exceed Thirty Million Dollars ($30,000,000)."

(4) the definition of "Term Loan Commitment" is amended and restated as follows:

         "(123) Term Loan Commitment shall mean the commitment of Lender to make the Term Loan, which commitment shall be Ten Million Dollars ($10,000,000) on the Closing Date and increased by Five Million Dollars ($5,000,000) to Fifteen Million Dollars ($15,000,000) on June 19, 2001,
         as such Term Loan Commitment may be reduced, amortized or adjusted from time to time in accordance with the Agreement."

3.2      Additional Definitions

         On and after the Effective Date, the following definitions are hereby added to Annex A of the Existing Credit Agreement in the applicable alphabetical order in such Annex:

         "Net Worth shall mean, with respect to any Person as of any date of determination, the book value of the assets of such Person, minus (a) reserves applicable thereto, and minus (b) all of such Person's liabilities on a consolidated basis (including accrued and deferred income taxes), all as determined in accordance with GAAP."

         "Tangible Net Worth shall mean, with respect to any Person at any date, the Net Worth of such Person at such date, excluding, however, from the determination of the total assets at such date, (a) all goodwill, capitalized organizational expenses, capitalized research and development expenses, trademarks, trade names, industrial designs, copyrights, patents, patent applications, licenses and rights in any thereof, and other intangible items, (b) all unamortized debt discount and expense, (c) treasury Stock, and (d) any write-up in the book value of any asset resulting from a revaluation thereof."


Section 4 - AMENDMENT TO SECTION 1 OF THE EXISTING CREDIT AGREEMENT - AMOUNT AND TERMS OF CREDIT

4.1      Amendment to Section 1.1(2)(b) - Term Loan

         On and after the Effective Date, Section 1.1(2)(b) of the Existing Credit Agreement is amended and restated as follows:

                                       3
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         "(b)     Borrower shall repay to Lender the principal amount of the
                  Term Loan in twenty-three (23) consecutive quarterly installments on the first day of February, May, August and November of each year, commencing November 1, 1998, as follows:

                           Payment Date                     Installment Amount

                  November 1, 1998                               $357,143

                  February 1, 1999; May 1, 1999;                 $357,143
                  August 1, 1999; November 1, 1999

                  February 1, 2000; May 1, 2000;                 $357,143
                  August 1, 2000; November 1, 2000

                  February 1, 2001; May 1, 2001                  $357,143

                  August 1, 2001; November 1, 2001               $535,714

                  February 1, 2002; May 1, 2002;                 $535,714
                  August 1, 2002; November 1, 2002

                  February 1, 2003; May 1, 2003;                 $535,714
                  August 1, 2003; November 1, 2003

                  February 1, 2004; May 1, 2004;                 $535,714


         Notwithstanding the foregoing, the aggregate outstanding principal balance of the Term Loan shall be due and payable to Lender in full for value on the Commitment Termination Date, if not sooner paid in full."

4.2      Amendment to Section 1.5 - Interest and Applicable Margins

         On and after the Effective Date, Section 1.5 of the Existing Credit Agreement is amended and restated by substituting "1.75%" for "2.25%" in paragraph (a) and by substituting "2.00%" for "2.50%" in paragraph (b).

         For greater certainty, the amounts of interest that have accrued at the interest rates applicable under Section 1.5(1) of the Existing Credit Agreement prior to the Effective Date shall not be affected by the foregoing amendments to
Section 1.5 of the Existing Credit Agreement (i.e. those amendments shall not apply retroactively for the purpose of calculating interest payable on the next Interest Payment Date).

                                       4
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4.3      Amendment to Section 1.9 - Fees

(1) On and after the Effective Date, Section 1.9(2) of the Existing Credit Agreement is amended and restated as follows:

         "(2)     As additional compensation for Lender's Revolving Loan
         Commitment, Borrower agrees to pay to Lender, in arrears, on the first Business Day of each month prior to the Commitment Termination Date and on the Commitment Termination Date, a fee for Borrower's non-use of available funds in an amount equal to the sum of:

                  (a) three eighths of one percent (.375%) per annum (calculated on the basis of a 365 day year for actual days elapsed) of the difference between (x) the average for the period for which such fee is due of the daily Borrowing Base, less, $500,000 and (y) the average of the daily closing balances of the Revolving Loan outstanding during such period; plus

                  (b) one eighth of one percent (.125%) per annum (calculated on the basis of a 365 day year for actual days elapsed) of the difference between (x) the Maximum Amount determined as of the last day of the period for which such fee is due and (y) the average for such period of the daily Borrowing Base, less, $500,000.

(2) On and after the Effective Date, Section 1.9(5) of the Existing Credit Agreement is amended and restated as follows:

         "(5) If Borrower terminates the Revolving Loan Commitment prior to the fourth anniversary of the Closing Date, whether voluntarily or involuntarily and whether before or after acceleration of the Obligations, Borrower shall pay to Lender, as liquidated damages and compensation for the costs of being prepared to make funds available hereunder, $300,000. Notwithstanding the foregoing, no prepayment fee shall be payable by Borrower upon a mandatory prepayment made pursuant to Section 1.3(2); provided, that Borrower does not permanently reduce the Revolving Loan Commitment upon any such prepayment and, in the case of prepayments made pursuant to Section 1.3(2)(b) or 1.3(2)(c), the transaction giving rise to the applicable prepayment is expressly permitted under Section 6".


Section 5 - AMENDMENT TO ANNEX G (SECTION 6.9) TO CREDIT AGREEMENT - FINANCIAL COVENANTS

5.1      Amendment of Paragraph (1) - Maximum Capital Expenditures.

         On and after the Effective Date, paragraph (1) of Annex G to the Credit Agreement is deleted and replaced with the following:

                                       5
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         "(1)     Maximum Capital Expenditures.  Borrower shall not make Capital
         Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

            Period                       Maximum Capital Expenditures per Period
            ------                       ---------------------------------------

         1998 Fiscal Year                          $7,800,000

         1999 Fiscal Year                          $7,350,000

         2000 Fiscal Year                          $2,000,000

         2001 Fiscal Year                          $2,500,000

         2002 Fiscal Year                          $2,500,000

         2003 Fiscal Year                          $2,500,000

         Nine (9) consecutive Fiscal               $2,000,000
         Months ending June 30,
         2004

         ; provided, however, that the amount of permitted Capital Expenditures referenced above will be increased in any period by the positive amount equal to the amount (if any), equal to the difference obtained by taking the Capital Expenditures limit specified above for the immediately prior period minus the actual amount of any Capital Expenditures expended during such prior period (the "Carry Over Amount"), and for purposes of measuring compliance herewith, the Carry Over Amount shall be deemed to be the first amount spent on Capital Expenditures in that succeeding year."

5.2      Amendment of Paragraph (2) - Minimum Fixed Charge Coverage Ratio.

         On and after the Effective Date, paragraph (2) of Annex G to the Credit Agreement is deleted and replaced with the following:

         "(2) Minimum Tangible Net Worth. Borrower shall maintain at all times Tangible Net Worth equal to or greater than $11,746,500, which maintenance, for the purpose of Annex E, shall be calculated as of the last day of each Fiscal Month."


Section 6 - conditions precedent

6.1      Effective Third Amendment

         This Third Amendment shall become effective on the date on which the following conditions precedent are satisfied (the "Effective Date"):

                                       6
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(1)      Execution and Delivery of Third Amendment.  This Third Amendment, or
counterparts hereof, shall have been duly executed by, and delivered to, Borrower and Lender.

(2) Execution and Delivery of Revolving Note. Lender shall have received from Borrower a duly executed Revolving Note substantially in the form of
Exhibit 1.1(1)(b) to the Existing Credit Agreement, evidencing the increased amount of the Revolving Loan Commitment.

(3) Execution and Delivery of Term Note. Lender shall have received from Borrower a duly executed Term Note substantially in the form of Exhibit 1.1(2) to the Existing Credit Agreement, evidencing the increased amount of the Term Loan Commitment.

(4) Delivery of Legal Opinion by Borrower's Counsel. Lender shall have received from Borrower's counsel a legal opinion in form and substance satisfactory to Lender, acting reasonably.


Section 7 - POST CLOSING MATTERS

7.1      Searches in Respect of Borrower and the Mortgaged Property

         Borrower agrees to deliver to Lender and its counsel, McMillan Binch, on or before July 19, 2001 the results of appropriate searches showing no outstanding work orders, realty taxes or executions which could adversely affect title to 2121 Markham Road, Toronto, Ontario.


Section 8 - MISCELLANEOUS

8.1      Amendment of Existing Credit Agreement; Reaffirmation of Loan Documents

         The Existing Credit Agreement has not been amended except pursuant to the First Amendment, the Second Amendment and this Third Amendment, and the Existing Credit Agreement, as amended by this Third Amendment, is in full force and effect. Borrower hereby reaffirms each Loan Document.

8.2      Reservation of Rights and Remedies

         Lender reserves all of its rights to proceed to enforce its rights and remedies at any time and from time to time in connection with any and all Defaults and Events of Default now existing or hereafter arising.

8.3      Severability

         Wherever possible, each provision of this Third Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Third Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Third Amendment.

                                       7
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8.4      Parties

         This Third Amendment shall be binding upon, and enure to the benefit of, Borrower and Lender and their respective successors and permitted assigns.

8.5      A Loan Document

         For greater certainty, Borrower acknowledges that this Third Amendment constitutes a Loan Document.

8.6      Credit Agreement

         Each reference to "Credit Agreement" or "Agreement" contained in each Loan Document shall be a reference to the Existing Credit Agreement, as amended by this Third Amendment, without further amendment to any Loan Document.

8.7      Section Titles

         The section titles and table of contents contained in this Third Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Third Amendment.

8.8      Governing Law

         In all respects, including all matters of construction, validity and performance, this Third Amendment shall be governed by, and construed and enforced in accordance with, the laws of the Province of Ontario applicable to contracts made and performed in that province and the laws of Canada applicable therein. Borrower hereby consents and agrees that the courts located in the Province of Ontario shall have non-exclusive jurisdiction to hear and determine any claims or disputes between Borrower and Lender pertaining to this Third Amendment or to any matter arising out of or relating to this Third Amendment; provided, that nothing in this Third Amendment shall be deemed or operate to preclude Lender from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations or to enforce a judgment or other court order. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court and each party hereby waives any objection which that party may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service or process issued in any such action or suit and agrees that service of process may be delivered in the manner set out in Section 11.10 of the Existing Credit Agreement and that service so delivered shall be deemed completed upon the date of receipt thereof or, if such date is not a Business Day, on the next following Business Day.

                                       8
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8.9      Time of the Essence

         Time shall be of the essence of every provision of this Third
Amendment.

8.10     Counterparts

         This Third Amendment may be executed in any number of separate counterparts, which shall collectively constitute one agreement.

                                       9
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         The parties have executed this Agreement.

                                         LILY CUPS INC. , as Borrower
                                         By:
                                         ---------------------------------------
                                          Name:    Bruce Wells
                                          Title:   Vice-President, Finance


                                         GENERAL ELECTRIC CAPITAL CANADA INC. ,
                                         as Lender
                                         By:
                                         ---------------------------------------
                                         Name:
                                         Duly Authorized Signatory